UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2014

Triton Pacific Investment Corporation, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-174873	45-2460782
(State or other jurisdiction of	Commission File	(I.R.S. Employer
incorporation or organization)	Number	Identification No.)

10877 Wilshire Blvd., 12th Floor
Los Angeles, CA 90024
(Address of principal executive offices)

(310) 943-4990
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

          Effective May 27, 2014, Triton Pacific Investment Corporation, Inc. (the “Company”) entered into a Fund Services Agreement with Gemini Fund Services, LLC (“Gemini”), pursuant to which Gemini agreed to serve as the Company’s transfer agent and to perform certain services on behalf of the Company, including maintaining all of the Company’s shareholder accounts, effecting transfers of the Company’s shares and processing redemption requests. The Agreement is for a one-year term and will renew automatically for successive one-year terms, subject to the approval of the Company’s Board of Directors.

          The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants, and agreements contained in the Agreement, and is subject to and qualified in its entirety by reference to the full text of the Agreement, which is filed herewith as 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Item 1.02. Termination of Material Definitive Agreement.

          Effective May 22, 2014, Sound Point Capital, LP will no longer serve as sub-adviser to the Company. Triton Pacific Adviser, the Company’s investment adviser, is currently in the final selection process with other senior floating note managers to manage that portion of the Company’s portfolio.

Item 5.07. Submission of Matters to a Vote of Security Holders.

          On May 22, 2014, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). The following two proposals were voted on at the meeting: (1) the election of five (5) persons to serve as the directors of the Company until the Company’s 2015 Annual Meeting of Stockholders; and (2) the ratification of the appointment of FGMK, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

          Stockholders of record at the close of business on April 24, 2014, were entitled to vote at the Annual Meeting. As of April 24, 2014, there were 121,275 shares of common stock outstanding and entitled to vote. A quorum consisting of 48,758 shares of common stock of the Company were present or represented at the Annual Meeting.

          The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below. Both such proposals were approved by the requisite vote.

Proposal No. 1:	Election of Five (5) Persons to Serve as Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Craig Faggen	48,758	0	0
Ivan Faggen	48,758	0	0
Ronald W. Ruther	48,758	0	0
Marshall Goldberg	48,758	0	0
William Pruitt	48,758	0	0

Proposal No. 2:	The ratification of the appointment of FGMK, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014:

Votes For	Votes Against	Abstain
48,758	0	0

Item 9.01 Exhibits.

(d)	See the Index of Exhibits, incorporated herein by reference.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 28, 2014	Triton Pacific Investment Corporation, Inc.

	By	/s/ Craig J. Faggen
Craig J. Faggen
Chief Executive Officer
(Principal Executive Officer)

INDEX OF EXHIBITS

Exhibit
Number	Exhibits

10.1	Fund Services Agreement dated May 27, 2014 between Triton Pacific Investment Corporation, Inc. and Gemini Fund Services, LLC.